UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 9, 2004

CINCINNATI BELL INC.

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-8519 (Commission File Number)	31-1056105 (IRS Employer Identification No.)

201 East Fourth Street	45202
(Address of Principal Executive Offices)	(Zip Code)

(513) 397-9900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESENTATION TO INVESTORS ON SEPTEMBER 9, 2004

Form 8-K	Cincinnati Bell Inc.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

     Jack Cassidy, President and Chief Executive Officer of Cincinnati Bell Inc., will present at 8:45 a.m. (EDT) at the 9th Annual Morgan Stanley Media and Communications Conference on September 9, 2004. The presentation is being webcast both live and on-demand. To listen to the webcast, please look for instructions on the Investor Relations section of the company’s website, www.cincinnatibell.com.

     A copy of the presentation to be made at the investor meeting is attached to this Current Report as Exhibit 99.1.

     The information in this Current Report and the exhibit attached to this Current Report as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit	Description

99.1	Presentation to investors on September 9, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.
By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel

Date: September 9, 2004

Exhibit Index

Exhibit No.	Exhibit	Page No.

99.1	Presentation to investors on September 9, 2004.